UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024 (February 14, 2024)

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

The description of the Notes (as defined herein) and the First Supplemental Indenture (as defined herein) in Item 8.01 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Notes and the First Supplemental Indenture in Item 8.01 is incorporated herein by reference.

Item 8.01	Other Events.

On February 20, 2024, Cardinal Health, Inc. (the “Company”) completed a public offering of $650,000,000 aggregate principal amount of 5.125% Notes due 2029 (the “2029 Notes”) and $500,000,000 aggregate principal amount of 5.450% Notes due 2034 (the “2034 Notes,” collectively, the “Notes”). In connection with the offering of the Notes, the Company entered into an underwriting agreement, dated as of February 14, 2024 (the “Underwriting Agreement”), with BofA Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of several underwriters named therein. The offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-268237) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The Notes will be governed by an Indenture, dated as of June 2, 2008 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 20, 2024 (the “First Supplemental Indenture”), between the Company and the Trustee.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to full text of the Underwriting Agreement.

The foregoing description of the Base Indenture, the First Supplemental Indenture and the Notes is qualified in its entirety by reference to the full text of the Base Indenture, which is incorporated herein by reference as Exhibit 4.1 to this Current Report on Form 8-K, and each of the First Supplemental Indenture, the form of 2029 Notes and the form of 2034 Notes, each of which are filed as Exhibits 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the issuance of the Notes, Patrick Pope, Esq., Executive Vice President, General Counsel and Secretary of the Company, and Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, delivered opinions to the Company regarding the legality of the Notes upon issuance and sale thereof. A copy of each opinion is filed as Exhibits 5.1 and 5.2, respectively.

The Company incorporates by reference the exhibits filed with this Form 8-K into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 14, 2024, among Cardinal Health, Inc., BofA Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of June 2, 2008, between Cardinal Health, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Cardinal Health Inc.’s Current Report on Form 8-K filed on June 2, 2008)

4.2	First Supplemental Indenture, dated as of February 20, 2024, between Cardinal Health, Inc., as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 5.125% Senior Notes due 2029 (included in Exhibit 4.2)

4.4	Form of 5.450% Senior Notes due 2034 (included in Exhibit 4.2)

5.1	Opinion of Patrick Pope, Executive Vice President, General Counsel and Secretary of Cardinal Health, Inc.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Patrick Pope, Executive Vice President, General Counsel and Secretary of Cardinal Health, Inc. (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: February 20, 2024	By:	/s/ AARON E. ALT
Aaron E. Alt
Chief Financial Officer